WESTCORE TRUST

Supplement Dated February 24, 2016

To the Westcore Equity and Bond Funds

Statement of Additional Information

Dated April 30, 2015

1.

The section regarding the Secretary on page 56 should be replaced in its entirety with the following:

Name, Address and Age [1]	Position(s) Held with The Trust	Term of Office and Length of Time Served [2]	Principal Occupation(s)
Richard C. Noyes Age 45 1290 Broadway, Suite 1100 Denver, Colorado 80203	Secretary	Since February 17, 2016	• Vice President and Senior Counsel, ALPS Fund Services, Inc. 2015-present • Assistant Vice President and Senior Legal Counsel, Janus Capital Management LLC, 2008-2015

2.

The last paragraph on page 62 should be replaced in its entirety with the following:

The Adviser, of which Mr. Zimmerman, President of the Trust, is President and Mr. Frontz, Treasurer of the Trust, is a Partner, Chief Operations Officer and Chief Compliance Officer, receives compensation as the investment advisor and coadministrator. ALPS Fund Services, Inc. (“ALPS”), of which Ms. Kerschen and Mr. Noyes are employees, receives compensation as coadministrator, bookkeeping and pricing agent, and shareholder telephone servicing agent to the Trust and its affiliate, ADI, serves as distributor to the Trust.